UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 18, 2018

TRONC, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-36230	38-3919441
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

435 North Michigan Avenue Chicago, Illinois 60611
(Address of Principal Executive Offices) (Zip Code)

312-222-9100
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On May 18, 2018 the Board of Directors (the “Board”) of tronc, Inc. (the “Company”) appointed Michael N. Lavey as Controller and Chief Accounting Officer, effective immediately. Mr. Terry Jimenez, who previously served as the Company’s principal accounting officer, will continue to serve as its Executive Vice President and Chief Financial Officer.
Mr. Lavey, age 60, has served as the Company’s Senior Vice President, Corporate Controller since May 2015. Previously, Mr. Lavey served as vice president and corporate controller of A. H. Belo Corporation, a media company, from January 2010 to May 2015, and as controller of the Dallas Morning News in 2009. Earlier in his career, Mr. Lavey held financial management positions with, or served as a financial consultant for, imc2, Alliance Data Systems Corporation, Lighting Science Group Corporation, MetroPCS, Inc., Excel Communications, Inc., BancTec, Inc. and NAC, Inc. Mr. Lavey began his career in the audit manager function at Arthur Andersen & Co. in 1979.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On May 18, 2018, tronc, Inc. (the “Company”) held its 2018 Annual Meeting of Stockholders in Chicago, Illinois. The Company’s stockholders voted on the following matters with the following results:

1.	The election of six directors nominated by the Board.

Director	For	Withheld	Broker Non-Votes
Carol Crenshaw	21,291,255	602,424	5,978,184
Justin C. Dearborn	20,961,973	931,706	5,978,184
David Dreier	21,330,527	563,152	5,978,184
Philip G. Franklin	21,285,324	608,355	5,978,184
Eddy W. Hartenstein	21,269,136	624,543	5,978,184
Richard A. Reck	21,263,795	629,884	5,978,184

2.	The approval of an advisory resolution approving the compensation of the Company’s named executive officers for 2017.

For	Against	Abstain	Broker Non-Votes
21,672,653	210,808	10,218	5,978,184

3.	The ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 30, 2018.

For	Against	Abstain	Broker Non-Votes
27,836,764	26,604	8,496	N/A

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRONC, INC.

Date: May 22, 2018	By:	/s/ Julie K. Xanders
	Name:	Julie K. Xanders
	Title:	Executive Vice President, General Counsel and Secretary